UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

PATHWARD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On August 25, 2023, Pathward Financial, Inc. (the “Company”) issued a press release announcing the declaration of a cash dividend for the fourth quarter of its fiscal year 2023 and that the Board of Directors of the Company authorized a new stock repurchase program (the “Repurchase Program”) pursuant to which the Company may repurchase up to 7,000,000 shares of the Company’s outstanding common stock on or before September 30, 2028.

Through August 24, 2023, the Company has purchased 4,333,564 shares of the 6,000,000 total shares authorized for repurchase under its current stock repurchase program, which expires on September 30, 2024. The Company may repurchase the remaining 1,666,436 shares under the current stock repurchase program on or before September 30, 2024.

The Company may purchase shares of its common stock on the open market and/or privately negotiated transactions. Open market repurchases will be made in accordance with applicable securities laws and regulations and may be effected pursuant to Rule 10b5-1 trading plans. The manner, timing and amount of any stock repurchases will be determined by the Company based on its evaluation of various factors, including its assessment of alternative uses of capital, the Company’s stock trading price, general market and economic conditions, regulatory requirements and other business and legal considerations. The Repurchase Program does not obligate the Company to acquire any particular amount of its common stock or to acquire shares on any particular timetable and may be suspended or discontinued at any time at the Company’s discretion.

A copy of the press release issued by the Company on August 25, 2023 announcing the fourth quarter dividend and the Repurchase Program is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Registrant's Press Release dated August 25, 2023.
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHWARD FINANCIAL, INC.

Date: August 25, 2023	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer